                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ISS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                ISS GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 25, 1999


TO THE STOCKHOLDERS OF ISS GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ISS Group, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 25, 1999, at 2:00 p.m., Eastern Daylight Saving Time at the conference center (atrium level) at South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

          1. To elect two directors to serve a three-year term ending in the year 2002 or until a successor is duly elected and qualified;

          2. To approve a series of amendments to the Company's Restated 1995 Stock Incentive Plan (the "1995 Plan"), reducing the number of shares granted to non-employee directors under the 1995 Plan's Automatic Option Grant Program and changing their vesting;

          3. To approve an Employee Stock Purchase Plan (the "Purchase Plan") and authorize the number of shares of Common Stock to be reserved thereunder for issuance over the term of the Purchase Plan;

          4. To approve an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 120,000,000; and

          5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on March 31, 1999, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,
                                          /S/ THOMAS E. NOONAN

                                          Thomas E. Noonan
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors
Atlanta, Georgia
April 1, 1999

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                ISS GROUP, INC.

                          6600 PEACHTREE-DUNWOODY ROAD
                           300 EMBASSY ROW, SUITE 500
                             ATLANTA, GEORGIA 30328

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 1999


GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of ISS Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 25, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m. at the conference center (atrium level) at South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346. These proxy solicitation materials were mailed on or about April 20, 1999 to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 31, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 18,891,437 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.001 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on March 31, 1999. Stockholders may not cumulate votes in the election of directors.

     On March 31, 1999, the Board of Directors declared a two-for-one split of the Common Stock, to be effected as a dividend of one additional share of Common Stock for each share of Common Stock outstanding on the specified record date of May 5, 1999; the dividend shares are scheduled to be distributed on or about May 19, 1999. None of the share-related data in this Proxy Statement has been adjusted to take into account this future stock split.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the director proposed by the Company's Board of Directors unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Company's Chief Financial Officer at the Company's principal executive offices at 6600 Peachtree-Dunwoody Road, 300 Embassy Row, Suite 500, Atlanta, Georgia 30328, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received no later than December 22, 1999, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than December 22, 1999.


                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     The Company's Certificate of Incorporation provides for a classified Board of Directors (the "Board") consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of six directors. The class whose term of office expires at the Annual Meeting currently consists of two directors. The directors elected to this class will serve for a term of three years, expiring at the 2002 annual meeting of stockholders or until a successor has been duly elected and qualified. The nominees listed below are currently directors of the Company. If this proposal is approved, the composition of the Board will remain six directors, with three classes of two directors each.

     The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

NOMINEES FOR TERM ENDING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

     Richard S. Bodman, 60, has served as a director of the Company since July 1997. Since May 1996, Mr. Bodman has served as the Managing General Partner of AT&T Ventures, LLC, which manages numerous venture capital investments. Before joining AT&T Ventures, LLC, Mr. Bodman served AT&T Corporation in various senior management positions. Mr. Bodman serves on the board of directors of several public companies, including TYCO International, Inc., LIN Television, Inc., NHP, Inc., Reed Elsevier plc. and Young & Rubicam, as well as several private companies. Mr. Bodman holds a B.S. in engineering from Princeton University and an M.S. in industrial management from the Massachusetts Institute of Technology.

     Kevin J. O'Connor, 37, has served as a director of the Company since October 1995. Mr. O'Connor has been the Chief Executive Officer and Chairman of DoubleClick Inc., a provider of Internet advertising services, since January 1996. From September 1994 to December 1995, Mr. O'Connor served as Director of Research for Digital Communications Associates, a data communication company (now Attachmate
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